Exhibit 99.3

Second Amendment to
Credit Agreement (Canadian)

     This Second Amendment to Credit Agreement (Canadian) (this “Amendment") is dated as of April 7, 2005 by and among Loyalty Management Group Canada Inc. (the “Borrower"), the Guarantors party hereto, the Banks party hereto (including the Withdrawing Bank, as defined below), Bank of Montreal, as Letter of Credit Issuer and Harris Trust and Savings Bank, as Administrative Agent.

w i t n e s s e t h:

     Whereas, the Borrower, the Guarantors, the Banks, and the Administrative Agent have heretofore executed and delivered a Credit Agreement (Canadian) dated as of April 10, 2003 (as amended by the First Amendment thereto dated as of October 21, 2004, the “Credit Agreement"); and

     Whereas, the Borrower, the Guarantors, the Banks and the Administrative Agent desire to amend the Credit Agreement to (i) extend the Maturity Date to April 3, 2008, (ii) reduce the Commitments of the Banks by $15,000,000, (iii) to release the Withdrawing Bank from its obligations and all liabilities under the Credit Agreement and (iv) and to make certain other amendments to the Credit Agreement as set forth herein;

     Now, Therefore, for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Banks and the Administrative Agent hereby agree as follows:

     1. The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            “Maturity Date” means April 3, 2008.

     2. The pricing grid set forth in Appendix I to the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

Status	Level I	Level II	Level III
Senior Leverage Ratio	<1.00	≥1.00<1.50	≥1.50
Euro-Dollar Margin and Euro-Canadian Dollar Margin	0.50%	0.75%	1.00%
Applicable Commitment Fee Percentage	.10%	.125%	.15%

     3. The Borrower, the Guarantors and the Banks hereby agree that from and after the Effective Time the Total Commitments of the Banks shall be reduced by $15,000,000, with Canadian Imperial Bank of Commerce (the “Withdrawing Bank") reducing its Commitment to $0. Accordingly, the Commitments of the Banks set forth on Schedule I to the Credit Agreement are hereby amended in their entirety and as so amended shall be as set forth on Schedule I to this Amendment. Subject to satisfaction of the conditions precedent contained in paragraph 4 hereof, the Withdrawing Bank shall cease to be a party to the Credit Agreement from and after the Effective Time. From and after the Effective Time, the Withdrawing Bank shall, except as provided below, relinquish its rights and shall immediately be released from its obligations and all liabilities under the Credit Agreement. Notwithstanding the foregoing, the obligations of the Borrower and the Guarantors to the Withdrawing Bank contained in the Credit Agreement which by the terms of the Credit Agreement survive the termination of the Credit Agreement shall survive the occurrence of the Effective Time.

     4. This Amendment shall become effective as of the opening of business on April 7, 2005 (the “Effective Time") subject to the conditions precedent that on or before such date:

          (a) the Administrative Agent shall have received counterparts hereof executed by the Borrower, the Guarantors and the Banks;

          (b) the Administrative Agent shall have received certified copies of resolutions of the boards of directors of the Borrower and the Guarantors authorizing the execution and delivery of this Amendment, indicating the authorized signers of this Amendment and the specimen signatures of such signers;

          (c) opinions of counsel to the Borrower and Guarantor in form reasonably acceptable to the Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent or the Required Banks may reasonably request; and

          (d) the Administrative Agent shall have received for the ratable account of the Banks an amendment fee equal to 0.10% of each Bank’s Commitment.

     If this Amendment becomes effective, the changes in the Euro-Dollar Margin, Euro-Canadian Dollar Margin and Applicable Commitment Fee Percentage shall take effect on April 7, 2005 and on each day thereafter, but any payment of interest or fees due on or after April 7, 2005 with respect to any amounts owing for any period prior thereto shall be computed on the basis of the Euro-Dollar Margin, Euro-Canadian Dollar Margin and Applicable Commitment Fee Percentage, as applicable, in effect prior to such effectiveness.

     5.1. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that: (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and the absence of which would adversely affect, the legal and valid execution and delivery or performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended by this Amendment.

     5.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     5.3. Except as specifically provided above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any Note, nor constitute a waiver or modification of any provision of any of the Credit Agreement or any Note.

     5.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York.

[Signature Pages to follow]

     In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Loyalty Management Group Canada Inc., as Borrower

By	/s/ Robert P. Armiak
Name Robert P. Armiak
Title Sr VP., Treasurer

Alliance Data Systems Corporation, as a Guarantor

By	/s/ Robert P. Armiak
Name Robert P. Armiak
Title Sr VP., Treasurer

ADS Alliance Data Systems, Inc., as a Guarantor

By	/s/ Robert P. Armiak
Name Robert P. Armiak
Title Sr VP., Treasurer

[Second Amendment Canadian]

Harris Trust and Savings Bank, as Administrative Agent

By	/s/ [ILLEGIBLE]
Name [ILLEGIBLE]
Title DIRECTOR

[Second Amendment Canadian]

Bank of Montreal, individually and as Letter of Credit Issuer

By	/s/ Ben Clallella
Name Ben Clallella
Title Vice President

[Second Amendment Canadian]

JPMorgan Chase Bank

By	/s/ Mike Lister
Name Mike Lister
Title Senior Vice President

[Second Amendment Canadian]

Canadian Imperial Bank of Commerce, as a Withdrawing Bank

By	/s/ GERALD GIRARDI
Name GERALD GIRARDI
Title EXECUTIVE DIRECTOR
CIBC WORLD MARKETS CORP., AS AGENT

By
Name
Title

[Second Amendment Canadian]

Schedule I

Bank	Amount
Bank of Montreal	$15,000,000
JPMorgan Chase Bank	$20,000,000
Total	$35,000,000